Exhibit 99.1 J.P. Morgan 2020 Energy, Power & Renewables Conference 1 June 17, 2020

Cautionary Statement Regarding Forward-Looking Statements This presentation contains “forward-looking statements.” Forward-looking statements provide information other than historical information and involve risks, contingencies and uncertainties that may impact actual results of operations of the combined company, Bristow Group Inc. (“Bristow”). Forward-looking statements generally can be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe,” “project,” or “continue,” or other similar words. These forward-looking statements include, among other things, statements about expected synergies, Bristow’s free cash flow profile, the ability to capitalize on strategic opportunities and expected liquidity enhancements. Bristow’s actual results may vary materially from those anticipated in forward-looking statements. Such risks, contingencies and uncertainties include, among others: the possibility that the expected synergies or cost savings from the combination with Era Group Inc. (“Era”) and Bristow Group Inc. (“Legacy Bristow”) will not be realized, or will not be realized within the expected time period; difficulties related to the integration of the two companies; disruption from the combination making it more difficult to maintain relationships with customers, employees, regulators or suppliers; the diversion of management time and attention on the combination; adverse changes in the markets in which Bristow operates or credit markets, including disruptions in the offshore oil and gas markets throughout the globe; dependence on, and the cyclical and volatile nature of, offshore oil and gas exploration, development and production activity, and the impact of the coronavirus pandemic and general economic conditions and fluctuations in worldwide prices of and demand for oil and natural gas on such activity levels; changes in the regulatory regimes governing the offshore oil and gas markets and the offshore oil and gas services markets; the inability of Bristow to execute on contracts successfully; changes in project design or schedules; the availability of qualified personnel, changes in the terms, scope or timing of contracts, contract cancellations, change orders and other modifications and actions by customers and other business counterparties of Bristow; changes in industry norms and adverse outcomes in legal or other dispute resolution proceedings. If one or more of these risks materialize, or if underlying assumptions prove incorrect, actual results may vary materially from those expected. You should not place undue reliance on forward looking statements. For a more complete discussion of these and other risk factors, please see Era’s annual and quarterly filings with the Securities and Exchange Commission (“SEC”), including Era’s annual report on Form 10-K for the year ended December 31, 2019 and subsequent quarterly reports on Form 10-Q and the joint proxy statement/prospectus filed with the SEC in connection with the merger of Legacy Bristow and Era. Bristow cautions investors not to place undue reliance on any forward-looking statements. Except to the extent required by applicable law, Bristow undertakes no obligation to update or revise any forward-looking statement. 2

Non-GAAP Financial Measures This presentation includes Era EBITDA (“Era EBITDA”) and Era Adjusted EBITDA (“Era Adjusted EBITDA”) as supplemental measures of Era’s operating performance and Legacy Bristow Adjusted EBITDA (“Bristow Adjusted EBITDA”) as a supplemental measure of Legacy Bristow’s operating performance, providing relevant and useful information that is widely used by analysts, investors and competitors in the industry as well as by management(1). These measures are not recognized terms under generally accepted accounting principles in the United States (“GAAP”). Accordingly, they should not be used as an indicator of, or an alternative to, net income as a measure of operating performance. In addition, these measures are not intended to be measures of free cash flow available for discretionary use. These measures have limitations as analytical tools, and you should not consider them in isolation, nor as a substitute for analysis of Bristow’s, Era’s or Legacy Bristow’s results as reported under GAAP. Further, because the definitions of these non-GAAP measures (or similar measures) may vary among companies and industries, they may not be comparable to other similarly titled measures used by other companies. Some of the additional limitations of Era Adjusted EBITDA and Bristow Adjusted EBITDA are: • They do not reflect current or future cash requirements for capital expenditures; • They do not reflect changes in, or cash requirements for, working capital needs; • They do not reflect the significant interest expense or the cash requirements necessary to service interest or principal payments on debts; and • Although depreciation and amortization are non-cash charges, the assets being depreciated and amortized will often have to be replaced in the future, and neither Era Adjusted EBITDA nor Bristow Adjusted EBITDA reflect any cash requirements for such replacements. Bristow also presents net debt for Era and Legacy Bristow, which is a non-GAAP measure, defined as total principal balance on borrowings less cash and cash equivalents. Each of these non-GAAP measures has limitations and therefore should not be used in isolation or as a substitute for the amounts reported in accordance with GAAP. A reconciliation of Era EBITDA, Era Adjusted EBITDA, Bristow Adjusted EBITDA and net debt for Era and Legacy Bristow is included in the Appendix. (1) Era EBITDA is defined as Earnings before Interest (includes interest income and interest expense), Taxes, Depreciation and Amortization, Era Adjusted EBITDA is defined as Era EBITDA further adjusted for special items that occurred during the reporting period and Bristow Adjusted EBITDA is calculated by taking Bristow’s net income (loss) and adjusting for interest expense, depreciation and amortization, benefit (provision) for income taxes, gain (loss) on disposal of assets and special items. 3

Safety Note • Safety is Bristow’s most important core value and highest operational priority ̶ Bristow and Era have strong cultural alignment with uncompromising commitment to safety • Robust safety management system (SMS) ̶ With third-party accreditation resulting from numerous external audits • Bristow’s fleet is configured with the latest safety equipment • Bristow is a founding member of HeliOffshore, an industry association focused on safety, now with more than 115 members from all regions of the world 4

Transaction Update

Transaction	• The all-stock merger of Bristow Group Inc. and Era Group Inc. closed on June 11, 2020
Company Info	• Combined company named Bristow Group Inc. • Headquartered in Houston, Texas • Publicly traded on the New York Stock Exchange (NYSE: VTOL)
Governance and Leadership	• CEO: Christopher S. Bradshaw • Board of Directors: G. Mark Mickelson (Chairman), Christopher S. Bradshaw, Lorin Brass, Charles Fabrikant, Wesley E. Kern, Robert J. Manzo, Christopher Pucillo, Brian D. Truelove
Summary Financials and Synergies	• Combined annual revenue of ~$1.4bn • At least ~$35mm of expected annual cost synergies • Strong balance sheet with significant liquidity and positive free cash flow generation
Expected Financial Policies	• Manage the business for free cash flow • Focus on capital discipline • Well-positioned to capitalize on additional strategic opportunities in select international markets

Bristow
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Executive Leadership Team Chris Bradshaw President and Chief Executive Officer David Stepanek Alan Corbett Crystal Gordon Jennifer Whalen Executive Vice President, SVP, Europe, Africa, Middle East, SVP, Chief Financial Officer SVP, General Counsel Chief Operating Officer Asia and Australia and SAR (Interim) Stuart Stavley Samantha Willenbacher Mary Wersebe James Stottlemyer SVP, Global Fleet Management SVP, Chief Commercial Officer SVP, Chief Administrative Officer VP, Health, Safety and Environment 6

Global Leadership Position in Helicopter Industry

- Bristow and Era merged on June 11, 2020 forming a larger, more diverse global industry leader
  - Focused on offshore oil and gas personnel transportation and search and rescue (SAR)
- Significant customer and end-market diversification
- Diverse, technologically advanced fleet of 299 aircraft designed to optimally service customers
- Differentiated strategy as manager of a pool of assets
  - Operate, lease or sell
  - Focused on returns over the full life of the asset, including residual value
- Strong balance sheet with positive free cash flow profile
- 3,884 employees, including 1,008 pilots and 1,056 mechanics(3)

LTM Revenue
$1.4bn

Adj. LTM EBITDA(2)
$200mm

Annual Synergies
~$35mm

Revenue by End-Market(1)



Fixed Wing 6%
Other 2%
Government Services 18%
Oil and Gas 74%

(1) Reflects LTM 3/31/2020 metrics. Pro forma for Bristow's May 2019 business disposition of Eastern Airways International Limited ("Eastern"). Government Services reflects UK SAR and BSEE contracts.

(2) Reflects LTM 3/31/2020 Adjusted EBITDA **pro forma for ~$35mm of run-rate synergies, excluding costs to achieve.** Adjusted EBITDA is a non-GAAP measure, please see appendix for a reconciliation.

(3) As of 3/31/2020.

Bristow

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Why Invest in Bristow? Value Creation from End Market Merger Synergies Diversification Diverse and The Global Financial Technologically Leader in Offshore Strength Advanced Fleet Helicopter Transportation Free Cash Flow Generation 8

Global leader in offshore helicopter operations with significant presence in key regions, supplemented by stable government services revenue stream Global Presence(1) Attractive and Complementary Geographic Footprints LatAm and Caribbean Asia Pacific 5% 7% Africa 13% Europe 48% Trinidad North America 27% Significant presence in key offshore regions:  U.S. Gulf of Mexico  Norway  United Kingdom  Brazil Bristow Headquarters Legacy Era Headquarters  Nigeria  Trinidad, Guyana, Suriname Bristow Presence Legacy Era Operating Presence Era and Bristow Overlapping Legacy Era Dry Lease Presence (1) Reflects 3/31/2020 LTM revenue by geography 9

Enhanced Customer and End-Market Diversification Revenue by End-Market(1) Government Services Revenue Other UK SAR and BSEE contracts provide meaningful Fixed Wing 2% 6% diversification from oil price volatility . In April 2015, Bristow began its UK SAR Government UK SAR operations with a contractual term of 8 – 10 years Services Contract and potential extension options 18% Overview . 10 bases and 21 SAR-equipped heavy helicopters . Generates significant EBITDA and cash flow UK SAR Flight Hours, Oil and 15% Monthly Gas Revenue Standing 74% Structure Charge (MSC), 85% Attractive mix of oil and gas customers with long-term relationships, and diversified end-market exposure with significant government services revenue (1) Reflects LTM 3/31/2020 metrics, pro forma for Bristow’s May 2019 business disposition of Eastern. Government Services includes UK SAR and BSEE contracts. 10

Fleet Mix Allows Bristow to Optimally Service Customers  Primarily owned fleet, with Bristow Fleet attractive lease rates on the balance of the fleet AW189 6%  Complementary model types Fixed Wing 18% 6% create desirable combined Leased S92 company fleet mix, providing more Light Twin 6% 26% efficient solutions for customers  Largest operator of each of S92, AW189 and AW139 model Single 299 Engine 82% helicopters 16% Owned  Well-established fleet management program with a AW139 strong track record of success in 21% Other Heavy / leasing and selling aircraft Medium 19% Note: Reflects May 31, 2020 fleet count, pro forma for pending sale of 11 H225 helicopters. 11

Substantial and Highly Achievable Cost Synergies Identified

G&A Savings

+

Fleet Cost Savings

+

Other OpEx Savings

=

~$35 Million Annual Run-Rate Savings

- ✓ Elimination of redundant corporate expenses
- ✓ Realization of operational efficiencies in the U.S. Gulf of Mexico
- ✓ Optimization of aircraft maintenance programs and fleet utilization
- ✓ Synergies expected to be realized in ~12 to 24 months



Bristow Headquarters
Bristow Base
Legacy Era Headquarters
Legacy Era Base
Mobile, AL
Lake Charles, LA
New Iberia, LA
New Orleans, LA
Johnson Bayou, LA
Abbeville, LA
Schriever, LA
Houston, TX
Houma, LA
Galliano, LA
Galliano (SAR), LA
Galveston, TX
Venice, LA
Fourchon, LA
Bay City, TX
Lake Jackson, TX

Bristow

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Attractive Financial Profile Legacy Companies Combined Company Bristow Era Bristow w/ PF Synergies(3) (1) Revenue $1.2bn $0.2bn $1.4bn Adj. EBITDA(1) $129mm $37mm $166mm $200mm Adj. EBITDA Margin(1) 11% 16% 12% 14% Total Debt(2) $546mm $162mm $708mm Cash(2) $148mm $119mm $267mm Net Debt(2) $398mm $43mm $441mm (2,4) Net Leverage(2) 3.1x 1.1x ~2.7x ~2.2x (1) For the LTM period ending 03/31/2020. (2) Total Debt, Cash, Net Debt, and Net Leverage are as of 6/12/2020, before the impact of certain transaction related fees. (3) Based on estimated run-rate synergies, excluding costs to achieve. (4) Reflects LTM 3/31/2020 combined Adjusted EBITDA including run-rate synergies of $35mm. 13

Bristow Capitalization ($ in mm, as of 6/12/2020) Amount Rate Maturity  Bristow has $267MM(1) of cash and total liquidity of $290MM (1) Cash 267  Barclays has committed to a new ABL ($75mm)(2) - L +250bps Apr-23 $5mm LILO tranche that will PK Air Debt 217 L +500bps Jan-25 increase the total ABL size to Macquarie Debt 159 L +535bps Mar-23 $80mm, which in conjunction with Lombard Debt (BULL) 89 L +225bps Dec-23 merger related enhancements to Lombard Debt (BALL) 73 L +225bps Jan-24 the borrowing base and changes Era Promissory Notes 18 L +181bps Dec-20 to the availability definition will Air North 8 L +285bps Apr-23 further enhance liquidity Other Debt 0.3 Total Aircraft Sec. Debt 564  Combined aircraft fleet provides substantial asset coverage of Era Senior Unsecured Notes 144 7.750% Dec-22 ~2.7x (3) Total Debt 708 (Less): Cash (267) Net Debt 441 (1) Balances reflected as of 6/12/2020. (2) The ABL has $10mm in letters of credit drawn against it. (3) Based on third party appraisal values. 14

Appendix 15

Fleet Overview Owned Leased Total Heavy S92 38 41 79 AW189 17 1 18 H225 3 - 3 Medium AW139 53 8 61 S76 50 - 50 B412 2 - 2 B212 3 - 3 Light B407 19 - 19 AS350 17 - 17 A119 13 - 13 EC135 10 - 10 A109 6 - 6 BO105 2 - 2 Fixed Wing EMB-120ER 6 - 6 E-170LR 1 3 4 SA227 3 - 3 ERJ-135ER - 2 2 Caravan 208 1 - 1 Total 244 55 299 Note: Reflects May 31, 2020 fleet count, pro forma for pending sale of 10 H225 helicopters. 16

Reconciliation of Non-GAAP Financial Measures

Bristow Adjusted EBITDA Reconciliation ($000s)	Year ended 3/31/2020
Net loss	(697,130)
Loss on disposal of assets	4,219
Special items [1]	621,558
Depreciation	99,102
Interest expense	151,622
Income tax benefit	(50,696)
Adjusted EBITDA	128,675

	Year ended 3/31/2020
Special items [1]	
Organization restructuring costs	643,448
Disposition of Eastern	2,000
Loss on impairment	71,691
Loss on sale of subsidiaries	55,883
PBH contract intangible assets amortization	15,503
H225 lease returns	10,843
Transaction costs	6,330
Change in fair value of preferred stock derivative liability	(184,140)
Total special items	621,559

Era Adjusted EBITDA Reconciliation ($000s)	Three Months Ended 6/30/2019	9/30/2019	12/31/2019	3/31/2020	LTM
Net income (loss)	4,874	(2,059)	(811)	(7,289)	(5,285)
Depreciation and amortization	9,520	9,312	9,337	9,507	37,676
Interest income	(934)	(956)	(845)	(749)	(3,484)
Interest expense	3,432	3,464	3,517	3,439	13,852
Income tax (benefit) expense	1,394	515	(1,052)	(831)	26
EBITDA	18,286	10,276	10,146	4,077	42,785
Special items [2]	(10,174)	182	3,516	4,211	(2,265)
Adjusted EBITDA	8,112	10,458	13,662	8,288	40,520
Losses (gains) on asset dispositions, net	68	(754)	(3,095)	34	(3,747)
Adjusted EBITDA excluding asset dispositions	8,180	9,704	10,567	8,322	36,773

	6/30/2019	9/30/2019	12/31/2019	3/31/2020	LTM
Special items [2]					
Non-routine professional services fees and other costs related to the Bristow merger	154	182	965	4,211	5,512
H225 impairment	-	-	1,557	-	1,557
Colombia intangible asset impairment	-	-	994	-	994
Equity (earnings) losses	(10,910)	-	-	-	(10,910)
Loss (gain) on debt extinguishment	13	-	-	-	13
Loss on sale of investment	569	-	-	-	569
Total special items	(10,174)	182	3,516	4,211	(2,265)

Bristow

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Bristow Merged into a Subsidiary of Era Reverse Triangular Merger 18